Worthington Industries Joe Hayek – Chief Financial Officer 2021 Virtual Industrials Conference August 3, 2021

Worthington Industries wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act"). Statements by the Company which are not historical information constitute "forward looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from those projected. Factors that could cause actual results to differ materially include risks, uncertainties and impacts described from time to time in the Company's filings with the Securities and Exchange Commission, including those related to COVID-19 and the various actions taken in connection therewith, which could also heighten other risks. 2 Safe harbor statement

Vision To Be the Transformative Partner for our customers, a Positive Force in our communities and earn exceptional returns 3

Net sales of $3.2 billion Fiscal 2021 8,000 53 7 4,500 4

Long history of keeping employees safe, practicing good citizenship and protecting the environment Corporate Citizenship & sustainability Fiscal Year 2020 Highlights For more information on our Corporate Citizenship & Sustainability efforts, please see our first annual Corporate Citizenship & Sustainability Report located on the “Governance” page of our Investor Relations website at ir.WorthingtonIndustries.com 5

Net Sales by End-Markets $3.2B Fiscal 2021 Net Sales 05/31/21 Operating/Equity Income by Segment TTM* $411.3 million * Excludes restructuring, non-recurring, and impairment. 6

Sales By End Market TTM 05/31/2021 $2.1B AUTO CORE PRODUCTS Profile STEEL PROCESSING AGRICULTURE HEAVY TRUCK Carbon flat rolled steel processing - Broad range of metal products in sheet, coil and strip configurations, as well as a number of processing capabilities from specialty coatings and annealing, to pickling, slitting and blanking. Laser welded products – Offering tailored products for lightweight and safety critical components through 55% owned JV (TWB). Capability to process multiple types of materials offering tailor welded blanks, tailor welded coils, aluminum tailor welded blanks, and hot formed tailor welded blanks. 7 26 facilities in North America (9 wholly owned / 17 JV Owned)

Profile Sales By SBU Industrial Products - Broad line of pressure cylinders and tanks for industrial gas storage and transportation including the growing sustainable mobility markets for hydrogen and compressed natural gas. Consumer Products – Market-leading brands with products for outdoor living, niche tools, and water system solutions. TTM 05/31/2021 $1.1B CORE PRODUCTS PRESSURE CYLINDERS 8 13 facilities in North America and Europe *Oil & Gas Equipment business divested 01/29/21

PRESSURE CYLINDERS SPLIT INTO THREE SEPARATE REPORTING SEGMENTS EFFECTIVE June 1, 2021

New segments will focus strategies around end-markets and improve reporting visibility

1. **CONSUMER PRODUCTS** – market-leading branded products in tools, outdoor living, and celebrations
2. **BUILDING PRODUCTS** – market-leading positions in commercial and residential construction products, water systems, heating & cooling solutions and other specialty offerings
3. **SUSTAINABLE ENERGY SOLUTIONS** – on-board fueling and gas containment solutions for hydrogen and adjacent sustainable energy markets

Change enables leadership teams to build and execute better, more focused strategies while providing increased transparency for investors and will be reflected in FY22 Q1 financials and going forward


Historical Net Sales by Segment*
($3.4B 02/28/21 TTM)
31%
18%
51%
Steel Processing
Pressure Cylinders
JVs




Pro forma approximate Net Sales by Segment*
16%
23%
55%
4%
3%
Steel Processing
Consumer Products
Building Products
Sustainable Energy Solutions
Other JVs

*Includes WOR share of unconsolidated JV sales totaling $0.6B. Pro forma assigns Serviacero to Steel Processing and ClarkDietrich & WAVE to Building Products. Other JVs represents Artiflex and Cabs JV.

Approximate share of net sales Consumer Products segment Market leading brands sold primarily through big-box retailers focused on tools, outdoor living and celebrations Tools (~38% of segment revenue) Outdoor Living (~47% of segment revenue) Celebrations (~15% of segment revenue) Brands Products Channel Partners building Products segment Product families focused around Residential and commercial water solutions Heating and cooling refrigerant business Foam and adhesives business Propane cylinders used in commercial and residential construction Architectural and acoustical grid ceilings Metal framing and accessories for commercial buildings Broad array of market-leading commercial and residential building products primarily sold through distributors. Equity earnings of WAVE and ClarkDietrich joint-ventures will be reported as part of Building Products. Propane cylinders used in residential and commercial construction Products: *Includes share of unconsolidated JV sales for WAVE and ClarkDietrich

Sustainable Energy Solutions segment 12 Sustainable Energy Solutions Attractive end-market with significant opportunities for growth Heavy-duty truck, public transportation, passenger vehicles Virtual pipeline through storage, transport, distribution through mobile refuel Complete offering of systems and services - “one stop shop” of cylinders, valves, tubing and instrumentation Located in Europe and focused on providing turnkey solutions in the growing Hydrogen ecosystem and adjacent sustainable energies like compressed natural gas. Products: End Markets: Heavy-duty vehicle pack PTEC Valve & components

Growth Strategy Working together using technology, analytics and automation enables us to deliver… Successful innovation, transformation, and acquisitions that drive value for customers and earn exceptional returns for our shareholders. All with Our Philosophy at the center. 13

Example of Transformation project at cylinder facility conducted during pandemic Issue: Strong demand for Coleman® and Bernzomatic® camping gas tanks required transformation efforts to increase production in order to meet customer demand What we did to drive improvements: Utilized data analytics from smart factory software to identify greatest opportunity for production improvements Identified coil change over time at presses as best opportunity Improved collaboration and implemented standard work across all 3 shifts Employed special safety measures including physical distancing and virtual participants demonstrating the power of transformation even during the pandemic Instilled transformational culture with local team empowering them to drive future productivity improvements 14 What we achieved: 47% Reduction in average coil changeover time 500K Annual increase in cylinder production capacity 4:55 minutes 2:37 minutes Pre-Event Post-Event Value drivers in action: Transformation Data driven LEAN events to improve our businesses

Fuel Gauge for camping cylinders Smartlid™ Integrated monitoring solution Check fuel levels to avoid running out Available at Walmart Check propane levels remotely for home & industrial heating Comfort Carry™ Propane Tank Easier to handle, more attractive tank Available at U-Haul Value drivers in action: innovation Focused effort has resulted in a growing pipeline of new products

16 Recent Transactions that will improve our Financial performance and strengthen liquidity … Divested loss-making Engineered Cabs business – Nov. 2019 Divested non-core, loss-making North American Cryogenic assets for proceeds of $21 million – Oct. 2020 Divested non-core, loss-making Oil & Gas Equipment business – Jan. 2021 Divested loss-making Structural Composites Industries business for proceeds of $20 million – Mar. 2021 Divested non-core LPG fuel storage business in Poland for consideration of $6 million – May 2021 Monetized Nikola Corp Investment generating pre-tax cash proceeds of $634 million – fiscal 2021 Acquired General Tools & Instruments for $115 million – Jan. 2021 Acquired German valve and component company, PTEC Pressure Technology, for $11 million – Jan. 2021 Acquired certain assets of Shiloh Industries U.S. BlankLight business for $105 million – Jun. 2021

Financial goals Grow EBITDA & free cash flow every year 10%+ return on capital Raise margins Reduce earnings volatility Balanced capital allocation Modest leverage / ample liquidity (investment grade) Rigorous capital discipline 17

Balanced CAPITAL ALLOCATION STRATEGY Strong cash flows and significant liquidity support balanced approach to capital allocation focused on growth and rewarding shareholders Reinvest in the business to create value and support growth FY2021 CapEx of $82.2 million Focus on core businesses and selectively grow into new markets Focus on higher margin / high cash flow businesses Dividend paid quarterly since becoming a public company in 1968 Eleven consecutive years of dividend increases Opportunistic approach has reduced share count 28% over past 10 years since start of FY 2012 9.3 million shares remaining on authorization Over $3 billion of capital deployed in past 10 years since start of FY2012 ($ millions) Growth Rewarding Shareholders *Information based on financials since FY 2012 18

Consolidated Results *Adjusted for restructuring and non-recurring items. See supplemental data schedules in appendix for reconciliation of adjustments. 19

Key investment highlights Growth strategy focused on value drivers of innovation, transformation and acquisition to enhance margins Solid free cash flow and ample liquidity to execute on strategy Rigorous capital discipline focused on high cash flow investments Balanced approach to capital allocation focused on investing for growth and rewarding shareholders 20 Worthington offers an attractive investment opportunity

SUPPLEMENTAL DATA 21

Supplemental Data Consolidated Adjusted EBITDA / Free Cash Flow 22 *FY21 adjusted for net gain of $655M related to NKLA less restructuring charges of $121M

Supplemental Data Consolidated Adjusted Operating Income / EPS *FY2020 adjusted EPS reflects $93M ($1.29/share) in pre-tax restructuring and non-recurring charges as well as a $23M gain ($0.31/share) from the sale of WAVE’s foreign assets. FY2021 reflects $534M ($8.18/share) in pre-tax restructuring and non-recurring income, which consists of a net gain of $655M related to NKLA less restructuring charges of $120M. 23

STEEL PROCESSING Financials *excludes restructuring and non-recurring charges 24

Pressure Cylinders Financials *excludes restructuring and non-recurring charges. Note: FY2019 results were negatively impacted by a $13 million charge related to a tank replacement program in Q3 which is included in the numbers above. FY2020 results were positively impacted by $13M million in Q1 due to the early cancellation of a customer take-or-pay contract which is included in the numbers above. 25

Successful JV portfolio built with trusted partners who help make a business better versus the alternative of going solo JVs managed to produce regular cash dividends that closely approximate earnings Successful Joint Ventures Serving building product and automotive end markets Over $1.0B in dividends received from JVs in past 10 years since start of FY 2012 26 *Starting in Fiscal 2022 equity earnings of WAVE & ClarkDietrich will be reported as part of Building Products and equity earnings of Serviacero will be reported as part of Steel Processing.

*Excludes Restructuring and Impairment Charges DIVIDEND to WII (CASH FLOW) EQUITY EARNINGS* Equity Earnings $ MILLIONS Note: FY19 dividends shown above exclude $60M received from WAVE related to a special dividend and cash proceeds from the sale of international operations. FY20 excludes $10M received from WAVE international proceeds. FY19 Equity Earnings excludes a $4.0M impairment for CR Steel China JV and FY20 excludes a $4.3M impairment for CR Steel China JV and a $23.1M gain for the sale of WAVE’s foreign assets. $ MILLIONS Unconsolidated JVs managed to produce regular cash dividends that closely approximate earnings Meaningful JV Earnings 27

Largest purchaser of flat roll steel behind automakers 28 Manufactured 87MM Cylinders & Accessories (FY21) Sold in 90+ Countries FORTUNE Most Admired Companies in Metals Industry three times FORTUNE 100 Best Companies to Work For in America four times Best Place to Work in IT by Computerworld 2017-2020 Partner-Level Supplier 2013-2020 and Supplier Hall of Fame by John Deere Military Friendly® Employer by VIQTORY 2016-2021 Top Workplace by Columbus CEO from 2013-2021 General Motors Supplier of the Year 2019 - 2020 FCA Supplier of the Year 2020 in the category of raw materials

CLEAN CANNABIS extraction cylinder Meets need for a cleaner alternative to carbon steel Max9 Bundle™ Holds 25% more industrial gas than traditional bundle fourtis® Type IV PROPANE cylinder Heating & cooking indoors globally Lightweight & fully recyclable Value drivers in action: innovation Focused effort has resulted in a growing pipeline of new products

Armstrong VidaShield UV24 Air Purification System Value drivers in action: innovation Focused effort has resulted in a growing pipeline of new products

31 Value drivers in action: M&A Acquired General Tools & Instruments on January 29, 2021, which complements our existing strong brands in consumer products and expands our reach in niche tools and outdoor living Investment Thesis Market leader for feature-rich, specialized tools – Over 1,200 products Complements existing consumer brands; Expands product offering in niche tools and outdoor living Deepens relationships with long-term blue chip customers including big box retailers and online sales Proven new product development process with demonstrated agility and speed to market Management team with expertise in managing a global supply chain will continue to run the business Solid platform ripe for growth through innovation, new product development and bolt-on acquisitions Attractive financial returns $115 million purchase price $68.2 million in revenue, $15.2 million Adjusted EBITDA (CY20) Financed with existing cash

VALUE DRIVERS IN ACTION: M&A

Acquired Shiloh's U.S. BlankLight® assets on June 8, 2021, which complements our laser welding joint-venture, TWB, by adding new capabilities to support the growing demand for tailor welded blanks and light weighting technology

✓ **BlankLight is at the forefront of aluminum tailored blanks and an industry leader in curvilinear tailored blanks**

- Expands TWB's capabilities adding curvilinear and aluminum welded blanks
- Increases capacity at TWB with the addition of 3 facilities allowing for network optimization
- Adds heavy gauge blanking facility in Bowling Green, KY for steel processing expanding our geographic reach
- Broadens relationships with existing key automotive customers

✓ **Attractive financial returns**

- $105 million purchase price
- $170.5 million in revenue, $20.5 million Adjusted EBITDA (CY20)
- Financed with existing cash



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Safe Harbor Statement Worthington Industries wishes to take advantage of the Safe Harbor provisions included in the Private Securities Litigation Reform Act of 1995 (the “Act"). Statements by the Company which are not historical information constitute "forward looking statements" within the meaning of the Act. All forward-looking statements are subject to risks and uncertainties which could cause actual results to differ from those projected. Factors that could cause actual results to differ materially include risks, uncertainties and impacts described from time to time in the Company's filings with the Securities and Exchange Commission, including those related to COVID-19 and the various actions taken in connection therewith, which could also heighten other risks. 614.840.4663 Marcus.Rogier@WorthingtonIndustries.com CONTACT 33